                                                                    Exhibit 99.2


REVOCABLE PROXY             CHARTER ONE FINANCIAL, INC.          REVOCABLE PROXY
                        SPECIAL MEETING, _________, 1997

                      PROXY SOLICITED BY BOARD OF DIRECTORS

         The undersigned hereby appoints Charles J. Koch and John D. Koch and each of them, proxies with power of substitution to vote on behalf of the stockholders of Charter One Financial, Inc. on ____________, 1997, and any adjournments and postponements thereof, with all powers that the undersigned would possess if personally present, with respect to the proposals set forth on the reverse hereof. The affirmative vote of a majority of the shares represented at the meeting may authorize the adjournment of the meeting; provided, however, that no proxy which is voted against a proposal will be voted in favor of adjournment to solicit further proxies for such proposal.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE HEREOF, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL PROPOSALS. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

         The undersigned acknowledges receipt from Charter One Financial, Inc. prior to the execution of this proxy of Notice of the Meeting and a Joint Proxy Statement/Prospectus dated _________, 1997.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

================================================================================

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

         I. Approval of the proposal to adopt the Agreement and Plan of Merger and Reorganization, dated as of May 21, 1997, by and between Charter One Financial, Inc., Charter-Michigan Bancorp, Inc., Charter One Bank, F.S.B., RCSB Financial Inc., and Rochester Community Savings Bank.


                      / / FOR       / / AGAINST       / / ABSTAIN

         II. Approval of the proposal to adopt an amendment to Article SEVENTH of the Second Restated Certificate of Incorporation authorizing the number of directors on the Charter One Board to be fixed by, or in the manner provided in, the Charter One Bylaws.


                      / / FOR       / / AGAINST       / / ABSTAIN

         A majority of the proxies or substitutes present at the meeting may exercise all powers granted hereby.


Please date and sign
as name is imprinted
hereon, including
designation as executor,
trustee, etc.  if
applicable. A corporation           Signature:____________________ Date_________
must sign  in its name by
the president or other
officers.  All
co-owners must sign.                Signature:____________________ Date_________
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REVOCABLE PROXY                RCSB FINANCIAL, INC.              REVOCABLE PROXY
                        SPECIAL MEETING, _________, 1997

                      PROXY SOLICITED BY BOARD OF DIRECTORS

         The undersigned hereby appoints Leonard S. Simon and Edward J. Pettinella, and each of them, proxies with power of substitution to vote on behalf of the stockholders of RCSB Financial, Inc. on ____________, 1997, and any adjournments and postponements thereof, with all powers that the undersigned would possess if personally present, with respect to the proposals set forth on the reverse hereof. The affirmative vote of a majority of the shares represented at the meeting may authorize the adjournment of the meeting; provided, however, that no proxy which is voted against a proposal will be voted in favor of adjournment to solicit further proxies for such proposal.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE HEREOF, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

         The undersigned acknowledges receipt from RCSB Financial, Inc. prior to the execution of this proxy of Notice of the Meeting and a Joint Proxy Statement/Prospectus dated _________, 1997.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

================================================================================

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE MERGER AGREEMENT.

         I. Approval of the proposal to adopt the Agreement and Plan of Merger and Reorganization, dated as of May 21, 1997, by and between Charter One Financial, Inc., Charter-Michigan Bancorp, Inc., Charter One Bank, F.S.B., RCSB Financial, Inc., and Rochester Community Savings Bank.


                      / / FOR       / / AGAINST       / / ABSTAIN

         A majority of the proxies or substitutes present at the meeting may exercise all powers granted hereby.


Please date and sign
as name is imprinted
hereon, including
designation as executor,
trustee, etc.  if
applicable. A corporation           Signature:____________________ Date_________
must sign  in its name by
the president or other
officers.  All
co-owners must sign.                Signature:____________________ Date_________